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THE GABELLI GLOBAL
CONVERTIBLE SECURITIES FUND

ANNUAL REPORT - DECEMBER 31, 2002

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FROM THE GABELLI PRESS:

GLOBAL CONVERTIBLE INVESTING:
THE GABELLI WAY
BY HART WOODSON

                                                       A. HARTSWELL WOODSON, III

TO OUR SHAREHOLDERS,

      In the fourth quarter, the Gabelli Global Convertible Securities Fund (the "Fund") gained 9.47%, but ended the year down 4.85%. As an asset class, convertibles performed as expected due to their defensive fixed income characteristics and higher income yields. In 2002, they outperformed global equities as measured by the Morgan Stanley Capital International ("MSCI") World Free Index, which fell 18.98%. The year as a whole was characterized by a flight to quality as the AA1 rated Merrill Lynch Global Bond Index gained 16.06%. However, during the fourth quarter, this index was up only 3.76% as investors once again became willing to embrace riskier assets. Conversely, the B1 rated Merrill Lynch Global High Yield Index, which was down 1.14% for the year, rose by 7.71% during the quarter as credit spreads tightened (all performance numbers are expressed in U.S. dollars). The option adjusted credit spread ("OAS") on this index tightened by 15% during the quarter from 1,043 basis points to 882 basis points. This was due to interest rate cuts, firmer equity markets (especially in the telecom, media and technology sectors) and reduced equity market volatility. After having been as high as 50% in July, equity market volatility as measured by the Chicago Board Options Exchange ("CBOE") VIX Index, fell to 32% by the end of December. Currency exposure favorably affected the portfolio during the year as the U.S. dollar declined against the Euro, Japanese Yen and British Pound by 17.9%, 10.8% and 10.7% respectively. In the year ahead, we expect convertibles to benefit from a combination of attractive current income, continued credit spread tightening and capital appreciation.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

--------------------------------------------------------------------------------------------------------------
                                                                    Quarter
                                                   --------------------------------------------
                                                   1ST         2ND          3RD         4TH          YEAR
 2002:    Net Asset Value ....................     $7.81       $7.28       $6.37        $6.66         $6.66
          Total Return .......................     (2.1)%      (3.0)%      (8.5)%        9.5%         (4.9)%
--------------------------------------------------------------------------------------------------------------
 2001:    Net Asset Value ....................     $9.94       $9.77       $8.22        $8.29         $8.29
          Total Return .......................     (5.8)%       1.3%      (13.0)%        4.6%        (13.2)%
--------------------------------------------------------------------------------------------------------------
 2000:    Net Asset Value ....................    $15.04      $13.21      $11.81       $10.86        $10.86
          Total Return .......................     10.6%      (10.2)%      (8.4)%      (5.5)%        (14.0)%
--------------------------------------------------------------------------------------------------------------
 1999:    Net Asset Value ....................    $10.89      $11.91      $12.71      $13.88         $13.88
          Total Return .......................      7.6%        9.4%        6.7%       20.3%          51.1%
--------------------------------------------------------------------------------------------------------------
 1998:    Net Asset Value ....................    $10.43      $10.36       $9.09      $10.12         $10.12
          Total Return .......................     11.1%       (0.7)%     (12.3)%      12.2%           8.6%
--------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value ....................    $10.27      $10.98      $11.15       $9.39          $9.39
          Total Return .......................      0.9%        6.9%        1.5%       (6.1)%          2.8%
--------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value ....................    $11.34      $11.55      $11.41      $10.18         $10.18
          Total Return .......................      5.1%        1.9%       (1.2)%      (0.3)%          5.5%
--------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value ....................    $10.09      $10.64      $11.05      $10.79         $10.79
          Total Return .......................      1.6%        5.5%        3.9%        1.2%          12.6%
--------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value ....................    $10.38      $10.37      $10.64       $9.93          $9.93
          Total Return .......................      3.8%(b)    (0.1)%       2.6%       (5.2)%          0.9%(b)
--------------------------------------------------------------------------------------------------------------


              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002 (A)
              ----------------------------------------------------
                                                                      SINCE
                                     QUARTER    1 YEAR     5 YEAR  INCEPTION (B)
   Gabelli Global Convertible
     Sec. Fund Class AAA ............  9.47%    (4.85)%     3.10%       4.14%
   UBS Global Convertible Index .....  6.97%    (0.60)%     6.47%       6.13%
   Merrill Lynch Global Bond Index ..  3.76%    16.06%      6.49%       6.44%
   MSCI AC World Free Index .........  7.84%   (18.98)%    (1.94)%      3.75%

  (a) Past performance does not guarantee future results. Investment returns and the principal value of an investment will fluctuate. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. When shares are redeemed, they may be worth more or less than their original cost. The UBS (formerly Warburg Dillon Reed) Global Convertible Index, the Merrill Lynch Global Bond Index and the Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index are unmanaged indicators of investment performance. Performance for periods less than one year are not annualized. See page 8 for performance results of other classes of shares.
  (b) From commencement of investment operations on February 3, 1994.
  Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------
                    MONTHLY DISTRIBUTIONS -- $0.10 PER SHARE
                    -----------------------------------------
         The Gabelli Global Convertible Securities Fund has a $0.10 per share monthly distribution policy in place. For more specific dividend and tax information, please visit our website at www.gabelli.com or call 800-GABELLI (800-422-3554). Shareholders should be aware that a portion of the distribution may represent a non-taxable return-of-capital. Such distributions will reduce the cost basis of your shares if you hold them in a taxable account.
--------------------------------------------------------------------------------
                                        2

  COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND, THE LIPPER CONVERTIBLE SECURITIES FUND AVERAGE AND
                        THE UBS GLOBAL CONVERTIBLE INDEX

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             Gabelli Global        Lipper Convertible   UBS Global
             Convertible           Securities           Convertible
             Securities Fund       Fund Average         Index
2/3/94       10,000                 10,000                10,000
12/94        10,090                  9,324                 9,709
12/95        11,360                 11,262                11,146
12/96        11,900                 12,940                11,883
12/97        12,236                 15,219                12,058
12/98        13,293                 15,889                14,545
12/99        20,086                 20,778                19,735
12/00        17,272                 20,876                17,685
12/01        14,985                 19,235                16,635
12/02        14,258                 17,698                16,535

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

OUR APPROACH

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

WHAT ARE GLOBAL CONVERTIBLE SECURITIES?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

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                     HOLDLINGS BY GEOGRAPHIC REGION - 12/31/02

                               North America 45.7%
                                  Europe 33.3%
                                   Japan 17.1%
                               Latin America 2.8%
                              Asia/Pacific Rim 1.1%

WHAT ARE THE BENEFITS OF GLOBAL CONVERTIBLE SECURITIES?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

UNITED STATES: KEEP YOUR EYE ON CAPACITY UTILIZATION

      We continue to believe that a sustained pick up in capacity utilization and industrial production are the necessary precursors to a prolonged recovery. Much of the cost cutting has been accomplished as unit labor costs have fallen and margins have improved. Productivity is expected to increase by 3.6% this year. What is needed is an increase in revenues. As capacity utilization increases, corporate profits rise, capital spending increases and employment grows. Unfortunately, the excess capacity created during the bubble period of the late 1990s has not yet been unwound. In December, capital utilization fell to 75.4%, the lowest since March. One year ago, this figure reached an 18-year low of 74.6%. During the ten-year expansion period ending in March 2001, plant usage averaged 82%. Industrial production has also been lackluster. It fell for the second straight year, the first time this has happened since the recession of 1974-75. Meanwhile consumer confidence, as measured by the University of Michigan Consumer Sentiment Index, remains weak. After having rebounded to 86.7 in December following the Fed's rate cut in early November, January's reading has slipped back to 83.7.

      Despite this weakness, there are signs of hope. In December, the Institute for Supply Management's ("ISM") factory index rose to 54.7, the first sign of expansion since August. Meanwhile, low interest rates continue to stimulate the housing market. Housing starts surged 5% in December to 1.835 million units (annualized), their highest level since June 1986. Although the risks of geopolitical uncertainty and higher oil prices remain, the economy is poised for recovery given benign interest rates and the prospect of increased fiscal stimulus.

EURO ZONE: EARNINGS EXPECTATIONS AND DEALS

      Are earnings estimates in the Euro Zone too high? In 2001, earnings fell by 35.1%. This year, earnings growth estimates for 2002 peaked in May at 30.4%. Since June, estimates have declined sequentially as the economic recovery waned to a meager 3.4% (by November). Lackluster fourth quarter guidance would suggest that the final result for 2002 could well be negative. Although 2002 estimates have been cut, revisions to next year's estimates have been modest. Is a 33.1% rebound realistic in 2003? Possibly, considering the amount of "kitchen sinking" that occurred last year. In other words, companies used the downturn to affect large write-offs, take provisions, cut costs and lower break-even points. Consequently, there is the potential for significant earnings gains when compared to this year's undemanding base. Unfortunately, 60% of next year's earnings growth is dependent upon just four sectors: telecom, banking, finance, and technology. Although we select our investments on a bottom up basis, this concentration underscores the importance any revisions in these sectors might have to overall earnings expectations next year.

      On a more positive note, deal activity has been picking up in Europe. Valuations, together with lower interest rates and the need to restructure, have set the stage for an increase in deal activity. In fact, in 2002, mergers and acquisitions involving European targets totalled about $478 billion surpassing U.S. activity for the first time since 1991. Recent deals include Credit Lyonnaise, Autostrade, Italgas, P&O Princess, Gucci, and Carlton/Granada. Last year, corporate activity was muted in the wake of the Enron, Tyco and WorldCom fiascos, as companies feared being labeled serial acquirers. That fear has abated.

Now, just as in 1994 when Jack Welch piloted GE's bid for Kemper, deals are back. We believe that HSBC's $14.2 billion bid for the U.S. based sub-prime lender Household International is symptomatic of this trend. Clearly, the muzzling of Mario Monti, Competition Commissioner of the European Commission, has been a positive catalyst favoring the drive toward consolidation, efficiency and shareholder value. Since blocking the GE/Honeywell deal last year, the Commission's decision to block merger transactions has been vetoed by the European Court of First Instance on three occasions (i.e. MyTravel/ First Choice, Schneider/Legrand and Tetra Laval/Sidel), while Carnival's acquisition of P&O Princess Cruises was allowed to proceed unencumbered. We expect this trend to continue in 2003.

JAPAN: WHO WILL SUCCEED HAYAMI?

      The latest economic data released in December suggests that the Japanese economy has stalled but is not shrinking back into recession. Gross Domestic Product ("GDP") rose by 0.8% in the third quarter led by a pick-up in consumer spending and exports. The strength in exports continued in October and November rising 8.4% and 5.3% respectively, despite weaker industrial production. Production in November fell 2.2%, which was considerably worse than the consensus of -0.5%. Fortunately, this should not accelerate as inventories have reached a new low for this cycle and their lowest level since 1988. Meanwhile, the unemployment rate actually improved in November to 5.3%, from October's all time high of 5.5%. However, this was due to people leaving the labor force rather than an expansion in employment. Despite the poor wage income situation, consumer spending continued to surprise on the upside as retail sales jumped 2.2% month over month in November. Business confidence also improved as the December Tankan survey of large manufacturers improved from -14 to -9. In the fiscal year ending March 2004, the government expects the economy to grow by 0.5%.

      An important near-term catalyst for the Japanese economy will be the March appointment of Masaru Hayami's successor as Governor of the Bank of Japan. It is hoped that the new appointee will be more dovish than Hayami, who has resisted aggressive policy easing, and may even adapt an inflation target. Consumer price deflation has been a problem in Japan for the last four years and remains stuck at an annual rate of about -0.8% (excluding fresh food). Deflation has exasperated loan delinquencies in Japan and crippled the banking system. A cleansing of the banking system is essential for Japan's long-term economic recovery. This process may have finally begun. Mizuho Holdings, the world's largest bank by assets, announced a full-year loss of 1.95 trillion yen or $16 billion, the largest-ever by a Japanese company, as the bank heeds the government's demands for an acceleration of bad loan write-offs.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend that we believe will develop over time.

FREEPORT-MCMORAN COPPER & GOLD INC. (8.25%, 01/31/06) is one of the world's largest copper and gold producers. It mines Indonesia's largest open pit and operates a copper smelter and refinery in Spain. In Papua, Indonesia, the company is involved with mineral exploration and development, mining and the milling of ore containing copper, gold and silver. Freeport has an equity market capitalization of $2.5 billion. The bond trades at 141.50% with the stock at $16.78 on a 20% conversion premium and 5.83% current yield.

FUJI SEAL INC. (ZERO COUPON, 09/29/06) manufactures various packaging related materials and machinery. Headquartered in Tokyo, and with nearly 2,000 employees, the company's products include cap seals and labels and plastic containers. Fuji Seal also develops shrink-wrap seals and tack labels. The company has production bases in the United States, England, the Netherlands and Thailand. Fuji Seal has a market capitalization of 82 billion yen or about $700 million. With the stock at 5,510 yen, the zero-coupon convertible bond trades at 111.40% or a slight discount to parity.

INTERNATIONAL POWER LTD. (2.00%, 11/24/05) is a leading independent power producer generating and selling electricity around the world. The company has operating facilities in 13 countries, including Australia, the United States and the United Kingdom. International Power was created from the de-merger of National Power plc in the UK. The company began trading independently on the London Stock Exchange and as ADRs on the New York Stock Exchange in October 2000. With the stock at 95.75, the bonds trade at 103.5% on a 186% conversion premium and 5.77% yield to their 107.12% put price on November 24, 2003.

NEOPOST  SA (1.50%,  02/01/05)  manufactures  mailing  and  shipping  equipment.
Neopost, the European leader and number two worldwide supplier of mailing solutions, produces electronic mailing systems, electronic postal scales, computerized shipping and mail accounting systems, folders and inserters, letter openers, software and mailroom supplies, mailroom furnishings and addressing printers. In August, the company finalized its acquisition of German-based Stielow. Germany is one of the world's three largest mailing solution markets. This acquisition gives Neopost a 50% market share in the German folders/inserters market and a 21% share, or second rank, in franking machines. In January 2003, the company settled a lawsuit with Pitney Bowes Inc., the largest maker of postal meters and mailing equipment, accusing it of copying patented technology for mail-handling machines. The two rivals signed a cross-licensing agreement that will benefit both companies over the next five years. Neopost markets its machines in approximately 70 countries worldwide. Neopost bonds trade at 48.50 euros per unit (i.e. 98% of par) with the stock at
32.51 euros on a 49% conversion premium and 7.53% yield to the bonds premium redemption price of 54.03 euros (i.e. 109.16%).

NORTHROP GRUMMAN CORP. (7.25%, CV. PFD.) is a defense technology company, specializing in electronics and systems integration. Their products are at the heart of the network-centric integrated battle management systems of modern warfare. The Global Hawk unmanned aerial reconnaissance system is one of their most recent products. They also produce nearly 60% of the Pentagon's airborne radar systems and are well positioned in missile defense. After acquiring Litton Industries and Newport News, the company is now the world's largest naval shipbuilder, with expertise in every class of nuclear and non-nuclear vessel. In July 2002, TRW, the aerospace and information technology company, agreed to be acquired by Northrop for $7.8 billion in stock. The deal, which closed in December 2002, will make Northrop a leader in military satellites, missile systems, and systems integration. With the stock at $97, the mandatory convertible traded at $105.5 on a 17% premium and 6.8% current yield.

QUEST DIAGNOSTICS INC. (1.75%, 11/30/21) provides diagnostic testing and operates a national network of full-service laboratories and patient service centers. The company serves doctors, hospitals and other laboratories as well as corporations, government agencies and prisons. In December the company entered into a long-term agreement with GlaxoSmithKline, which owns about 25% of Quest, to be its exclusive provider of clinical trial testing. The company has an equity market capitalization of $5.9 billion. The company has been negotiating its merger agreement with Unilab, a provider of clinical laboratories in California, which should be completed by February 2003. With the stock at $56.90, the bonds trade at 104.63% on a 60% conversion premium.

SEALED AIR CORP. ($2.00 CV. PFD.) manufactures and sells protective and speciality packaging products to a diverse group of customers throughout the world -- reaching about 80% of the world's population. It has an equity market capitalization of $3.2 billion. Sealed Air's largest product segment, food packaging, produces Cryovac shrink films, absorbent pads and foam trays used by food processors and supermarkets. Its protective and specialty packaging segments produce Bubble Wrap, Instapak foam, Jiffy envelopes and Rapid Fill inflatable packaging systems. At the end of November, Sealed Air announced a pending settlement of asbestos-related claims related to its 1998 purchase of W.R. Grace & Co's Cryovac packaging business. The company said it would contribute $732.8 million in stock and cash to creditors of W.R. Grace, starting December 21 and ending on the effective date of the W.R. Grace reorganization. The stock surged more than 50% on the news. With the stock at $37.30, the convertible preferred trades at $42.60 on a 29% conversion premium and 4.69% current yield.

TOYAMA CHEMICAL CO. LTD. (1.00%, 03/31/05) has been developing pharmaceuticals for treating infections, inflammations and ailments since 1936. It now has a stock market capitalization of 90 billion yen or $760 million. The company also produces industrial chemicals and health foods including nutritional supplements and has developed a consumer health business that provides medical treatment. In December 2002, the Japanese government proposed a new tax credit of between 8% to10% of total annual research spending for Japanese drug makers. This would increase Toyama's ability to invest in new treatments. The company already has an attractive pipeline, including a new blockbuster licensed to Bristol Myers Squibb, and is poised for strong profit growth. The bonds trade at 99.90% with the stock at 371 yen on a 25% conversion premium.

USS CO. LTD. (ZERO COUPON, 09/29/06) is Japan's largest independent auto auction management company. USS manages used car auction facilities throughout Japan, conducts auto auctions through satellites, and provides used car information through the Internet. During the first three quarters of this fiscal year, accumulated handling volumes and contract completions grew by 17.4% and 17.2% respectively, which was well ahead of the companies upwardly revised targets of 8.8%. It takes about 20 seconds to auction a car and about 54% of consigned vehicles end up in completed contracts. The company began its overseas expansion in October 2001 through a joint venture with Mitsubishi Corporation in Turkey. In February 2002, USS opened its second overseas operation in Milan, Italy together with Mitsubishi (25%) and Car World Italia (50%). With the stock at 5,400 yen, the convertible trades at 117.50% on a 1.25% conversion premium.

VIVENDI UNIVERSAL SA (1.00%, 03/01/06) is exchangeable into one share of Vinci stock at a price of Euro 77. Vivendi used this structure to monetize its position in Vinci in a tax efficient manner. Vinci is a leading construction and associated services group (i.e. toll roads and parking facilities) with a presence in over 100 countries. In 2001, ninety percent of its 17 billion euros in sales were from Europe. At the end of 2000, Vinci merged with Groupe GTM making it a market leader in France where it derives 62% of its sales. Recently, Vinci acquired a 14.4% stake in Autoroutes du Sud de la France (ASF), the toll road operator. In its 2002 first half results, the company disclosed that outstanding orders remained at historically high levels, representing the equivalent of nine months of business, which provides good earning visibility in an uncertain economic environment. With Vinci's stock at 53.7 euros the bonds trade at 79 euros, or 102.6% of par on a 4.97% yield to maturity (redemption price of 114.82%) and a 47% premium.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                           FEBRUARY                         MARCH                 APRIL
                           --------                         -----                 -----
      1st Tuesday          Howard Ward                      Howard Ward           Howard Ward
      1st Wednesday        Walter Walsh & Laura Linehan     Caesar Bryan          Charles Minter & Martin Weiner
      2nd Wednesday        Caesar Bryan                     Susan Byrne           Susan Byrne
      3rd Wednesday        Elizabeth Lilly                  Henry Van der Eb      Ivan Arteaga
      4th Wednesday        Barbara Marcin                   Barbara Marcin        Walter Walsh & Laura Linehan
      5th Wednesday                                                               Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Although the global economic picture remains uncertain, corporate restructuring, de-leveraging, and margin improvements have laid the foundation for a recovery in profitability. However, before this can unfold, we need to see a sustained recovery in final demand. A clue to this recovery will be a consistent improvement in capacity utilization. Recent data has questioned the sustainability of this recovery. We will continue to monitor these developments. In the meantime, we believe that Mr. Market is presenting us with a number of compelling investment opportunities. Our objective is to own great businesses selling at a discount to their intrinsic value. We believe convertibles, with their lower volatility and higher current income, offer investors a compelling investment opportunity.

      The Fund's daily net asset value is available each evening after 6:00 PM (Eastern Time) by calling 800-GABELLI (800-422-3554) or through financial websites on the Internet. The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

                                    Sincerely,

                                    The Gabelli Global Portfolio Management Team

January 21, 2003

--------------------------------------------------------------------------------
                          TOP TEN CONVERTIBLE HOLDINGS
                                DECEMBER 31, 2002
                          ----------------------------
Ergo International AG (Cv., 2.25%, 09/14/06)
CVC Equity Securities Trust (6.50%, Cv. Pfd.)
Titan Capital Trust (5.75%, Cv. Pfd.)
Nextel Communications Inc. (Cv., 4.75%, 07/01/07)
Neopost SA (Cv., 1.50%, 02/01/05)
Parmalat Netherlands BV (Cv., 0.875%, 06/30/21)
Belgelectric Finance SA (Cv., 1.50%, 08/04/04)
Portugal Telecom SGPS SA (Cv., 1.50%, 06/07/04)
Yamaha Motor Co. (Cv., Zero coupon, 03/31/09)
Northrop Grumman Corp. (7.25% Cv. Pfd.)
--------------------------------------------------------------------------------

                 AVERAGE ANNUAL RETURNS -- DECEMBER 31, 2002 (A)

                         CLASS AAA       CLASS A SHARES        CLASS B SHARES       CLASS C SHARES
  1 Year ...............   (4.85)%          (4.72)%               (5.56)%               (5.27)%
                                           (10.25)%(c)            (9.62)%(d)            (6.08)%(d)
  5 Year ...............    3.10%            3.11%                 2.81%                 2.96%
                                             1.91%(c)              2.53%(d)              2.96%(d)
  Life of Fund(b) ......    4.14%            4.14%                 3.97%                 4.06%
                                             3.46%(c)              3.97%(d)              4.06%(d)

  (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on May 2, 2001, March 28, 2001 and November 26, 2001, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAA Shares on February 3, 1994. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------
  NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002

--------------------------------------------------------------------------------
    PRINCIPAL                                                         MARKET
     AMOUNT                                                COST        VALUE
    ---------                                              ----       -------
                 CORPORATE BONDS -- 71.2%
                 AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.0%
  $  125,000     Standard Motor Products Inc.,
                   Sub. Deb. Cv.,
                   6.750%, 07/15/09 .................  $   125,000  $    96,719
                                                       -----------  -----------
                 BROADCASTING -- 1.7%
     300,000(c)  Groupe Bruxelles Lambert SA, Cv.,
                   1.280%, 07/09/03 .................      264,851      162,442
                                                       -----------  -----------
                 COMPUTER SOFTWARE AND SERVICES -- 2.0%
  22,000,000(b)  Capcom Co. Ltd., Cv.,
                   1.000%, 09/30/05 .................      221,968      184,469
                                                       -----------  -----------
                 DIVERSIFIED INDUSTRIAL -- 5.5%
     220,454(c)  Elektrim Finance BV,
                   2.000%, 12/15/05 .................      195,093      128,390
  19,000,000(b)  Fuji Seal Inc., Cv.,
                   Zero Coupon, 09/29/06+ ...........      176,285      189,481
     177,905(c)  Vivendi Universal SA, Cv.,
                   1.000%, 03/01/06 .................      164,185      191,736
                                                       -----------  -----------
                                                           535,563      509,607
                                                       -----------  -----------
                 EDUCATIONAL SERVICES -- 1.6%
     150,000     School Specialty Inc.,
                   Sub. Deb. Cv.,
                   6.000%, 08/01/08 .................      154,125      145,500
                                                       -----------  -----------
                 ELECTRONICS -- 0.9%
     100,000     STMicroelectronics NV,
                   Sub. Deb. Cv.,
                   Zero Coupon, 09/22/09+ ...........      104,171       87,000
                                                       -----------  -----------
                 ENERGY AND UTILITIES -- 7.8%
     251,460(c)  Belgelectric Finance SA, Cv.,
                   1.500%, 08/04/04 .................      253,468      270,260
     110,000     Devon Energy Corp.,
                   Sub. Deb. Cv.,
                   4.950%, 08/15/08 .................      115,530      111,238
     200,000(c)  Ergo International AG, Cv.,
                   2.250%, 09/14/06 .................      193,241      201,516
     150,000     International Power Ltd., Cv.,
                   2.000%, 11/24/05 .................      163,859      149,475
                                                       -----------  -----------
                                                           726,098      732,489
                                                       -----------  -----------
                 ENTERTAINMENT -- 2.0%
     200,000     Liberty Media Corp.,
                   Sub. Deb. Cv.,
                   3.250%, 03/15/31 (a) .............      200,000      188,500
                                                       -----------  -----------
                 EQUIPMENT AND SUPPLIES -- 6.8%
     150,000     Antec Corp., Sub. Deb. Cv.,
                   4.500%, 05/15/03 .................      154,131      150,000
     297,000(c)  Neopost SA, Cv.,
                   1.500%, 02/01/05 .................      265,934      305,676
  20,000,000(b)  Sato Corp., Cv.,
                   0.550%, 09/30/03 .................      195,760      176,329
                                                       -----------  -----------
                                                           615,825      632,005
                                                       -----------  -----------
    PRINCIPAL                                                          MARKET
     AMOUNT                                                COST        VALUE
    ---------                                              ----       -------
                 FINANCIAL SERVICES -- 2.9%
 $20,000,000(b)  Orix Corp., Cv.,
                   0.375%, 03/31/05 .................  $   186,234  $   172,748
     200,000(c)  Wuertt AG Versich-Beteil, Cv.,
                   1.150%, 04/17/08 .................      123,569      102,748
                                                       -----------  -----------
                                                           309,803      275,496
                                                       -----------  -----------
                 FOOD AND BEVERAGE -- 7.0%
     260,000(c)  Autogrill Finance SpA, Cv.,
                   Zero Coupon, 06/16/14+ ...........      178,062      205,194
     270,000(c)  Parmalat Netherlands BV, Cv.,
                   0.875%, 06/30/21 .................      256,188      283,858
     139,100(c)  Pernod Ricard SA, Cv.,
                   2.500%, 01/01/08 .................      149,497      165,745
                                                       -----------  -----------
                                                           583,747      654,797
                                                       -----------  -----------
                 HEALTH CARE -- 8.3%
     170,000(c)  Ergo International AG, Cv.,
                   0.750%, 09/14/06 .................      151,209      163,613
  20,000,000(b)  Fujirebio Inc., Cv.,
                   Zero Coupon, 12/29/06+ ...........      177,311      170,388
  15,000,000(b)  Nissho Corp., Cv.,
                   1.000%, 03/31/03 .................      127,014      154,209
     150,000     Quest Diagnostic Inc.,
                   Sub. Deb. Cv.,
                   1.750%, 11/30/21 .................      153,795      157,500
  15,000,000(b)  Toyama Chemical Co. Ltd., Cv.,
                   1.000%, 03/31/05 .................      127,959      126,275
                                                       -----------  -----------
                                                           737,288      771,985
                                                       -----------  -----------
                 METALS AND MINING -- 4.3%
     150,000     Agnico Eagle Mines Ltd.,
                   Sub. Deb. Cv.,
                   4.500%, 02/15/12 .................      197,708      187,432
     150,000     Freeport-McMoRan Copper
                   & Gold Inc., Cv.,
                   8.250%, 01/31/06 .................      194,298      213,563
                                                       -----------  -----------
                                                           392,006      400,995
                                                       -----------  -----------
                 PUBLISHING -- 1.7%
     150,000(c)  VNU NV, Sub. Deb. Cv.,
                   1.750%, 11/15/04 .................      162,460      163,471
                                                       -----------  -----------
                 RETAIL -- 4.1%
     150,000     The Gap Inc., Cv.,
                   5.750%, 03/15/09 .................      169,935      187,875
  20,000,000(b)  USS Co. Ltd., Cv.,
                   Zero Coupon, 09/29/06+ ...........      171,376      198,871
                                                       -----------  -----------
                                                           341,311      386,746
                                                       -----------  -----------
                 TELECOMMUNICATIONS -- 5.6%
     125,000(c)  Olivetti SpA, Cv.,
                   1.500%, 01/01/10 .................      139,425      145,523
     250,000(c)  Portugal Telecom SGPS SA, Cv.,
                   1.500%, 06/07/04 .................      269,374      257,419

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2002

--------------------------------------------------------------------------------
    PRINCIPAL                                                         MARKET
     AMOUNT                                                COST        VALUE
    ---------                                              ----       -------
                 CORPORATE BONDS (CONTINUED)
                 TELECOMMUNICATIONS (CONTINUED)
  $  100,000     Telefonos de Mexico SA,
                 Sub. Deb. Cv.,
                   4.250%, 06/15/04 .................  $   144,385  $   120,463
                                                       -----------  -----------
                                                           553,184      523,405
                                                       -----------  -----------
                 TRANSPORTATION -- 2.7%
  25,000,000(b)  Yamaha Motor Co., Cv.,
                   Zero Coupon, 03/31/09+ ...........      208,734      251,748
                                                       -----------  -----------
                 WIRELESS COMMUNICATIONS -- 5.3%
     375,000     Nextel Communications Inc., Cv.,
                   4.750%, 07/01/07 .................      304,175      314,531
     550,000     United States Cellular Corp.,
                 Sub. Deb. Cv.,
                   Zero Coupon, 06/15/15+ ...........      357,540      182,875
                                                       -----------  -----------
                                                           661,715      497,406
                                                       -----------  -----------
                 TOTAL CORPORATE BONDS ..............    6,897,849    6,664,780
                                                       -----------  -----------
     SHARES
     ------
                 PREFERRED STOCKS -- 23.4%
                 AEROSPACE -- 3.1%
      40,000     BAE Systems plc,
                   7.750% Cv. Pfd. ..................      101,529       69,710
       2,000     Northrop Grumman Corp.,
                   7.250% Cv. Pfd. ..................      241,740      215,480
                                                       -----------  -----------
                                                           343,269      285,190
                                                       -----------  -----------
                 AUTOMOTIVE -- 1.2%
       5,000     General Motors Corp.,
                   5.250% Cv. Pfd., Ser. B ..........      137,494      115,500
                                                       -----------  -----------
                 CABLE -- 3.6%
      17,000     CVC Equity Securities Trust I,
                   6.500% Cv. Pfd. ..................      344,522      340,850
                                                       -----------  -----------
                 DIVERSIFIED INDUSTRIAL -- 5.0%
       4,500     Cendant Corp.,
                   7.750% Cv. Pfd. ..................      190,912      145,125
       7,500     Titan Capital Trust,
                   5.750% Cv. Pfd. ..................      328,750      320,625
                                                       -----------  -----------
                                                           519,662      465,750
                                                       -----------  -----------
                 ENERGY AND UTILITIES -- 4.9%
       3,500     Calpine Capital Trust II,
                   5.500% Cv. Pfd. ..................      154,875       50,093
       2,000     Dominion Resources Inc.,
                   9.500% Cv. Pfd. ..................      100,000      108,380
       4,300     EVI Inc.,
                   5.000% Cv. Pfd. ..................      209,413      215,000
       5,000     Mirant Trust I,
                   6.250% Cv. Pfd., Ser. A ..........      244,095       83,000
                                                       -----------  -----------
                                                           708,383      456,473
                                                       -----------  -----------
                 PAPER AND FOREST PRODUCTS -- 3.4%
       2,000     Amcor Ltd.,
                   7.250% Cv. Pfd. ..................       94,000      103,500
       5,000     Sealed Air Corp.,
                   $2.00 Cv. Pfd., Ser. A ...........      157,125      213,000
                                                       -----------  -----------
                                                           251,125      316,500
                                                       -----------  -----------
                                                                      MARKET
     SHARES                                                COST        VALUE
    ---------                                              ----       -------
                 TELECOMMUNICATIONS -- 2.2%
      10,000     Broadwing Inc.,
                   6.750% Cv. Pfd., Ser. B ..........  $   416,750  $   210,000
                                                       -----------  -----------
                 TOTAL PREFERRED STOCKS .............    2,721,205    2,190,263
                                                       -----------  -----------
                 FOREIGN COMMON STOCKS -- 2.8%
                 PHARMACEUTICALS -- 2.8%
       2,500     Altana AG ..........................      112,476      114,117
      10,000     Pliva dd, Reg S, GDR ...............       99,006      143,500
                                                       -----------  -----------
                 TOTAL FOREIGN
                 COMMON STOCKS ......................      211,482      257,617
                                                       -----------  -----------
    PRINCIPAL
     AMOUNT
     ------
                 U.S. GOVERNMENT OBLIGATIONS -- 4.1%
  $  384,000     U.S. Treasury Bills,
                   1.087% to 1.215%++,
                   01/09/03 to 03/27/03 .............      383,533      383,537
                                                       -----------  -----------
                 TOTAL
                   INVESTMENTS -- 101.5% ............. $10,214,069    9,496,197
                                                       ===========
                 OTHER ASSETS AND
                   LIABILITIES (NET) -- (1.5)% ...................     (141,231)
                                                                    -----------
                 NET ASSETS -- 100.0% ............................  $ 9,354,966
                                                                    ===========
-------------
                 For Federal tax purposes:

                 Aggregate cost ..................................  $10,214,069
                                                                    ===========
                 Gross unrealized appreciation ...................  $   470,573
                 Gross unrealized depreciation ...................   (1,188,445)
                                                                    -----------
                 Net unrealized appreciation/(depreciation) ......  $  (717,872)
                                                                    ===========
-------------
 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the market value of Rule 144A securities amounted to $188,500 or 2.01% of net assets.
 (b)  Principal  amount denoted in Japanese Yen.
 (c)  Principal  amount denoted in Euros.
  +   Non-income producing security.
 ++   Represents annualized yield at date of purchase.
GDR - Global Depository Receipt.

                                      % OF
                                     MARKET         MARKET
GEOGRAPHIC DIVERSIFICATION            VALUE          VALUE
--------------------------          --------       --------
North America ....................    45.7%      $4,336,323
Europe ...........................    33.3%       3,161,919
Japan ............................    17.1%       1,624,518
Latin America ....................     2.8%         269,937
Asia/Pacific Rim .................     1.1%         103,500
                                     -----       ----------
                                     100.0%      $9,496,197
                                     =====       ==========


                 See accompanying notes to financial statements.

                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost $10,214,069) ..........   $  9,496,197
  Cash and foreign currency, at value
    (Cost $253,940) .................................        272,598
  Receivable for Fund shares sold ...................         96,576
  Dividends, reclaims and interest receivable .......         77,374
                                                        ------------
  TOTAL ASSETS ......................................      9,942,745
                                                        ------------
LIABILITIES:
  Payable for Fund shares redeemed ..................        525,242
  Payable for investment advisory fees ..............          8,161
  Payable for distribution fees .....................          2,063
  Other accrued expenses ............................         52,313
                                                        ------------
  TOTAL LIABILITIES .................................        587,779
                                                        ------------
  NET ASSETS applicable to 1,405,550
    shares outstanding ..............................   $  9,354,966
                                                        ============
NET ASSETS CONSIST OF:
  Capital stock, at par value .......................   $      1,406
  Additional paid-in capital ........................     11,781,383
  Accumulated net realized loss on investments
    and foreign currency transactions ...............     (1,730,348)
  Net unrealized depreciation on investments
    and foreign currency transactions ...............       (697,475)
                                                        ------------
  TOTAL NET ASSETS ..................................   $  9,354,966
                                                        ============
SHARES OF CAPITAL STOCK:
CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) ..............................      1,399,715
                                                        ============
  Net Asset Value, offering and redemption
    price per share .................................          $6.66
                                                               =====
CLASS A:
  Shares of capital stock outstanding
    ($0.001 par value) ..............................            261
                                                               =====
  Net Asset Value and redemption
    price per share .................................          $6.66
                                                               =====
  Maximum offering price per share (NAV / 0.9425,
    based on maximum sales charge
    of 5.75% of the offering price
    at December 31, 2002) ...........................          $7.07
                                                               =====
CLASS B:
  Shares of capital stock outstanding
    ($0.001 par value) ..............................          3,652
                                                               =====
  Net Asset Value and offering price per share ......          $6.55(a)
                                                               =====
CLASS C:
  Shares of capital stock outstanding
    ($0.001 par value) ..............................          1,922
                                                               =====
  Net Asset Value and offering price per share ......          $6.61(a)
                                                               =====

  (a) Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $1,588) ........    $   233,745
  Interest ..........................................        246,051
  Amortization of premium ...........................       (131,774)
                                                         -----------
  TOTAL INVESTMENT INCOME ...........................        348,022
                                                         -----------
EXPENSES:
  Investment advisory fees ..........................         91,432
  Registration fees .................................         40,357
  Shareholder communications expenses ...............         34,538
  Legal and audit fees ..............................         28,601
  Shareholder services fees .........................         28,352
  Distribution fees .................................         23,078
  Custodian fees ....................................          8,560
  Interest expense ..................................          1,144
  Directors' fees ...................................            581
  Miscellaneous expenses                                       2,670
                                                         -----------
  TOTAL EXPENSES ....................................        259,313
                                                         -----------
  NET INVESTMENT INCOME .............................         88,709
                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized loss on investments and
    foreign currency transactions ...................     (1,218,691)
  Net change in unrealized depreciation
    on investments and foreign
    currency transactions ...........................        711,485
                                                         -----------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS ...........................       (507,206)
                                                         -----------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .................................    $  (418,497)
                                                         ===========

                 See accompanying notes to financial statements.

                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   YEAR ENDED           YEAR ENDED
                                                                                DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                                -----------------    -----------------
OPERATIONS:
  Net investment income (loss) ...............................................     $    88,709         $   (87,676)
                                                                                   -----------         -----------
  Net realized loss on investments
    and foreign currency transactions ........................................      (1,218,691)           (509,210)
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions ........................................         711,485            (713,401)
                                                                                   -----------         -----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................        (418,497)         (1,310,287)
                                                                                   -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class AAA ................................................................         (48,067)                 --
    Class A ..................................................................             (38)                 --
    Class B ..................................................................            (101)                 --
    Class C ..................................................................             (60)                 --
                                                                                   -----------         -----------
                                                                                       (48,266)                 --
                                                                                   -----------         -----------
  Return of capital
    Class AAA ................................................................      (1,477,728)         (1,175,426)
    Class A ..................................................................          (1,172)               (783)
    Class B ..................................................................          (3,101)               (651)
    Class C ..................................................................          (1,855)                 (2)
                                                                                   -----------         -----------
                                                                                    (1,483,856)         (1,176,862)
                                                                                   -----------         -----------
  Net realized gain on investments
    Class AAA ................................................................              --              (3,117)
    Class A ..................................................................              --                  (2)
    Class B ..................................................................              --                  (2)
    Class C ..................................................................              --                  --
                                                                                   -----------         -----------
                                                                                            --              (3,121)
                                                                                   -----------         -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................      (1,532,122)         (1,179,983)
                                                                                   -----------         -----------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ..................................................................       2,971,655             222,314
  Class A ....................................................................          (5,415)             11,167
  Class B ....................................................................          21,582               7,327
  Class C ....................................................................          14,694                 103
                                                                                   -----------         -----------
  Net increase in net assets from capital share transactions .................       3,002,516             240,911
                                                                                   -----------         -----------
  NET INCREASE (DECREASE) IN NET ASSETS ......................................       1,051,897          (2,249,359)
NET ASSETS:
  Beginning of period ........................................................       8,303,069          10,552,428
                                                                                   -----------         -----------
  End of period ..............................................................     $ 9,354,966         $ 8,303,069
                                                                                   ===========         ===========

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Global Convertible Securities Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is to obtain a high rate of total return. The Fund commenced investment operations on February 3, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges or if, after the close, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2002, there were no repurchase agreements.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. For the year ended December 31, 2002, the Fund did not purchase or write options.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2002, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency,

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Premiums and discounts on debt securities are amortized using the yield to maturity method. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2002, reclassifications were made to decrease accumulated net investment loss for $1,521,240 and an increase to accumulated net realized loss on investments and foreign currency transactions for $37,384, with an offsetting adjustment to additional paid-in capital.

The tax characters of distributions paid during the Fiscal year ended December 31, 2002 and December 31, 2001 were as follows:

                                      YEAR ENDED           YEAR ENDED
                                   DECEMBER 31, 2002    DECEMBER 31, 2001
                                   -----------------    -----------------
    DISTRIBUTIONS PAID FROM:
    Ordinary income ...............  $   48,266                   --
    Net long term capital gains ...          --           $    3,121
    Non taxable return on capital .   1,483,856            1,176,862
                                     ----------           ----------
    Total distributions paid ......  $1,532,122           $1,179,983
                                     ==========           ==========

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios and then, among the Classes of Shares. Such allocations are made on the basis of each Portfolio's and Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

        Accumulated capital loss carryforward .......  $(1,730,348)
        Net unrealized depreciation .................     (717,872)
        Other .......................................       20,397
                                                       -----------
        Total accumulated loss ......................  $(2,427,823)
                                                       ===========

Other is primarily due to unrealized foreign exchange appreciation/depreciation from foreign receivable and payables.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $1,730,348. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $724,273 of loss carryforward is available through 2009; and $1,006,075 is available through 2010.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2002 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $22,761 and $23 for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under the Plan. Class B and Class C incurred distribution costs of $185 and $109, respectively, or 1.00% of average daily net assets, the annual limitation under this Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2002, other than short term securities, aggregated $4,705,771 and $2,887,162, respectively.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2002.

The average daily amount of borrowings within the year ended December 31, 2002 was $1,003 with a related weighted average interest rate of 2.56%. The maximum amount borrowed at any time during the year ended December 31, 2002 was $131,000.

7. CAPITAL STOCK TRANSACTIONS. The Fund offers four classes of shares -- Class AAA Shares, Class A Shares, Class B Shares, and Class C Shares. Class AAAShares are offered through selected dealers without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                           DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                       ------------------------ --       -------------------------
                                                        SHARES          AMOUNT            SHARES         AMOUNT
                                                       --------------------------        -------------------------
                                                               CLASS AAA                         CLASS AAA
                                                       --------------------------        -------------------------
Shares sold .......................................     659,466       $ 4,907,845         268,297      $ 2,588,273
Shares issued upon reinvestment of dividends ......     204,813         1,434,450         119,604        1,114,758
Shares redeemed ...................................    (464,885)       (3,370,640)       (359,517)      (3,480,717)
                                                       --------       -----------        --------      -----------
    Net increase ..................................     399,394       $ 2,971,655          28,384      $   222,314
                                                       ========       ===========        ========      ===========

                                                                CLASS A                           CLASS A
                                                       --------------------------        -------------------------
Shares sold .......................................         105       $       532           1,030      $    10,383
Shares issued upon reinvestment of dividends ......          67               487              89              785
Shares redeemed ...................................      (1,030)           (6,434)             --               (1)
                                                       --------       -----------        --------      -----------
    Net increase (decrease) .......................        (858)      $    (5,415)          1,119      $    11,167
                                                       ========       ===========        ========      ===========

                                                                CLASS B                           CLASS B
                                                       --------------------------        -------------------------
Shares sold .......................................       2,830       $    20,954             737      $     7,393
Shares issued upon reinvestment of dividends ......          93               628               1                7
Shares redeemed ...................................          --                --              (9)             (73)
                                                       --------       -----------        --------      -----------
    Net increase ..................................       2,923       $    21,582             729      $     7,327
                                                       ========       ===========        ========      ===========

                                                                CLASS C                           CLASS C
                                                       --------------------------        -------------------------
Shares sold .......................................       1,806       $    13,976              12      $       100
Shares issued upon reinvestment of dividends ......         104               718              --                2
Shares redeemed ...................................          --                --              --               --
                                                       --------       -----------        --------      -----------
    Net increase ..................................       1,910       $    14,694              12      $       102
                                                       ========       ===========        ========      ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                           INCOME
                                  FROM INVESTMENT OPERATIONS                           DISTRIBUTIONS
                          ----------------------------------------    ------------------------------------------------
                                            Net
              Net Asset      Net        Realized and       Total                      Net                               Net Asset
   Period        Value    Investment     Unrealized         from         Net        Realized    Return                     Value,
   Ended       Beginning    Income     Gain (Loss) on    Investment   Investment    Gain on       of         Total        End of
December 31,   of Period    (Loss)       Investments     Operations     Income    Investments  Capital   Distributions    Period
------------   ---------  -----------  --------------    ----------   ----------  -----------  --------  -------------    -------
CLASS AAA
  2002           $ 8.29      $0.07         $(0.50)         $(0.43)      $(0.04)          --     $(1.16)     $(1.20)        $ 6.66
  2001            10.86      (0.09)         (1.28)          (1.37)          --       $(0.00)(d)  (1.20)      (1.20)          8.29
  2000            13.88      (0.54)         (1.28)          (1.82)          --        (1.20)        --       (1.20)         10.86
  1999            10.12      (0.18)          5.33            5.15        (0.03)       (1.36)        --       (1.39)         13.88
  1998             9.39      (0.12)          0.93            0.81        (0.01)       (0.07)        --       (0.08)         10.12
CLASS A (G)
  2002             8.28       0.07          (0.49)          (0.42)       (0.04)          --      (1.16)      (1.20)          6.66
  2001(b)         10.27      (0.09)         (1.10)          (1.19)          --        (0.00)(d)  (0.80)      (0.80)          8.28
CLASS B
  2002             8.23       0.02          (0.50)          (0.48)       (0.04)          --      (1.16)      (1.20)          6.55
  2001(a)         10.04      (0.16)         (0.75)          (0.91)          --        (0.00)(d)  (0.90)      (0.90)          8.23
CLASS C
  2002             8.27       0.02          (0.48)          (0.46)       (0.04)          --      (1.16)      (1.20)          6.61
  2001(c)          8.58      (0.14)          0.03           (0.11)          --        (0.00)(d)  (0.20)      (0.20)          8.27

                                                   INCOME
                               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                        ----------------------------------------------------------
                                           Net
                        Net Assets,    Investment        Operating
   Period                   End of      Income (Loss)    Expenses to     Portfolio
   Ended         Total     Period     to Average Net    Average Net      Turnover
December 31,    Return+  (in 000's)       Assets        Assets (e)(f)      Rate
------------    -------  ----------   --------------   --------------   ----------
CLASS AAA
  2002           (4.9)%    $ 9,316          0.97%           2.83%            33%
  2001          (13.2)       8,288         (0.93)           2.69             49
  2000          (14.0)      10,552         (3.19)           2.64             89
  1999           51.1       17,593         (2.29)           2.44            151
  1998            8.6        7,326         (1.00)           2.63             89
CLASS A (G)
  2002           (4.7)           2          0.97            2.83             33
  2001(b)       (13.3)           9         (0.93)(h)        2.69(h)          49
CLASS B
  2002           (5.6)          24          0.22            3.58             33
  2001(a)       (13.8)           6         (1.68)(h)        3.44(h)          49
CLASS C
  2002           (5.3)          13          0.22            3.58             33
  2001(c)       (13.5)           0         (1.68)(h)        3.44(h)          49
-----------

  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a) From March 28, 2001, the date the shares were continuously outstanding.

(b) From May 2, 2001, the date the shares were continuously outstanding.

(c) From November 26, 2001, the date the shares were continuously outstanding.

(d) Amount represents less than $0.005 per share.

(e) The Fund incurred interest expense during the years ended December 31, 2002 and 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.82% and 2.67% (Class AAA), 2.82% and 2.67% (Class A), 3.57% and 3.42% (Class B) and 3.57% and 3.42%
    (Class C), respectively.

(f) The Fund incurred interest expense during the years ended December 31, 2000 and 1999. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.46% and 2.42%, respectively.

(g) Class A shares were outstanding for the period March 13, 2000 through November 30, 2000. Financial Highlights are not presented for Class A for the period ending December 31, 2000, as the information for this period is not considered meaningful.

(h) Annualized.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli Global Convertible Securities Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Convertible Securities Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Convertible Securities Fund of Gabelli Global Series Funds, Inc. at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                           /S/GRANT THORNTON LLP

New York, New York
January 31, 2003

--------------------------------------------------------------------------------
                   2002 TAX NOTICE TO SHAREHOLDERS (Unaudited)
  For the fiscal year ended December 31, 2002, the Fund paid to shareholders an ordinary income dividend (comprised of net investment income) totaling $.04 per share. For the fiscal year ended December 31, 2002, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

  U.S. GOVERNMENT INCOME
  The percentage of the ordinary income dividend paid by the Fund during fiscal year 2002 which was derived from U.S. Treasury securities was 1.71%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Convertible Fund did not meet this strict requirement in 2002. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------
                                       19

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli Global Convertible Securities Fund Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to Gabelli Global Convertible Securities Fund at One Corporate Center, Rye, NY 10580.

                         TERM OF      NUMBER OF
                       OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF      COMPLEX
    ADDRESS 1              TIME       OVERSEEN BY    PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
    AND AGE              SERVED 2      DIRECTOR      DURING PAST FIVE YEARS                         HELD BY DIRECTOR
----------------         --------    ------------    -----------------------                        --------------------
INTERESTED DIRECTORS 3:
-----------------------
MARIO J. GABELLI           Since 1993       22       Chairman of the Board and Chief                Director of Morgan Group
Director, President and                              Executive Officer of Gabelli Asset             Holdings, Inc. (holding
Chief Investment Officer                             Management Inc. and Chief Investment           company); Vice Chairman of
Age: 60                                              Officer of Gabelli Funds, LLC and              Lynch Corporation
                                                     GAMCO Investors, Inc.; Chairman                (diversified manufacturing)
                                                     and Chief Executive Officer of Lynch
                                                     Interactive Corporation (multimedia
                                                     and services)

JOHN D. GABELLI            Since 1993       9        Senior Vice President of Gabelli                          --
Director                                             & Company, Inc.
Age: 58                                              Director of Gabelli Advisers, Inc.

KARL OTTO POHL             Since 1993       31       Member of the Shareholder Committee of         Director of Gabelli Asset
Director                                             Sal Oppenheim Jr. & Cie (private               Management Inc. (investment
Age: 73                                              investment bank); Former President             management); Chairman,
                                                     of the Deutsche Bundesbank and Chairman        Incentive Capital and
                                                     of its Central Bank Council (1980-1991)        Incentive Asset Manage-
                                                                                                    ment (Zurich); Director at
                                                                                                    Sal Oppenheim Jr. & Cie,
                                                                                                    Zurich

NON-INTERESTED DIRECTORS:
-------------------------
E. VAL CERUTTI             Since 2001       7        Chief Executive Officer of Cerutti             Director of Lynch
Director                                             Consultants, Inc.; Former President            Corporation
Age: 63                                              and Chief  Operating Officer of
                                                     Stella D'oro Biscuit Company (through 1992);
                                                     Adviser, Iona College School of Business

ANTHONY J. COLAVITA        Since 1993       33       President and Attorney at Law in the                      --
Director                                             law firm of Anthony J. Colavita, P.C.
Age: 67

ARTHUR V. FERRARA          Since 2001        9       Formerly, Chairman of the Board and Chief      Director of The Guardian
Director                                             Executive Officer of The Guardian Life         Life Insurance Company of
Age: 72                                              Insurance Company of America from              America; Director of The
                                                     January 1993 to December 1995; President,      Guardian Insurance &
                                                     Chief Executive Officer and a Director prior   Annuity Company, Inc.,
                                                     thereto                                        Guardian Investor Services
                                                                                                    Corporation, and 5 mutual
                                                                                                    funds within the Guardian
                                                                                                    Fund Complex

WERNER J. ROEDER, MD       Since 1993       26       Vice President/Medical Affairs of Lawrence                --
Director                                             Hospital Center and practicing private physician
Age:  62

ANTHONIE C. VAN EKRIS      Since 1993       18       Managing Director of BALMAC International, Inc.           --
Director
Age: 68

                                       20


THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------

                         TERM OF      NUMBER OF
                       OFFICE AND   FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF      COMPLEX
    ADDRESS 1              TIME       OVERSEEN BY    PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
    AND AGE              SERVED 2      DIRECTOR      DURING PAST FIVE YEARS                         HELD BY DIRECTOR
----------------         --------    ------------    -----------------------                        --------------------

OFFICERS:
---------
BRUCE N. ALPERT            Since 1993       --       Executive Vice President and Chief Operating              --
Vice President                                       Officer of Gabelli Funds, LLC since 1988 and
and Treasurer                                        an officer of all mutual funds advised by Gabelli
Age: 51                                              Funds, LLC and its affiliates.  Director and
                                                     President of Gabelli Advisers, Inc.

JAMES E. MCKEE             Since 1995       --       Vice President, General Counsel and Secretary             --
Secretary                                            of Gabelli Asset Management Inc. since 1999
Age: 39                                              and GAMCO Investors, Inc. since 1993;
                                                     Secretary of all mutual funds advised by
                                                     Gabelli Advisers, Inc. and Gabelli Funds, LLC

1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.

2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation.

3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------
     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.
--------------------------------------------------------------------------------
                                       22

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)                       PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)                     PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                   PORTFOLIO MANAGER:  CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE,
                                                               MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                     PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD) P                             ORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

CONTRARIAN _________________________________
GABELLI MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)

                           CO-PORTFOLIO MANAGERS: CHRISTOPHER J. MACDONALD, CFA,
                                                  THOMAS W. COLER, CPA, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

            TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.

         Gabelli Global Series Funds, Inc.
   THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                One Corporate Center
              Rye, New York 10580-1422
                     800-GABELLI
                    800-422-3554
                  FAX: 914-921-5118
              WEBSITE: WWW.GABELLI.COM
              E-MAIL: INFO@GABELLI.COM
     Net Asset Value available daily by calling
             800-GABELLI after 6:00 P.M.

               BOARD OF DIRECTORS

Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & COMPANY, INC.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 VICE PRESIDENT/MEDICAL AFFAIRS
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL CENTER

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND             MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER         BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA

         OFFICERS AND PORTFOLIO MANAGER

Mario J. Gabelli, CFA           A. Hartswell Woodson, III
PRESIDENT AND CHIEF             VICE PRESIDENT AND
INVESTMENT OFFICER              TEAM PORTFOLIO MANAGER

Bruce N. Alpert                 James E. McKee
VICE PRESIDENT AND              SECRETARY
TREASURER

                    DISTRIBUTOR
              Gabelli & Company, Inc.

   CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
        State Street Bank and Trust Company

                   LEGAL COUNSEL
     Skadden, Arps, Slate, Meagher & Flom LLP

[MARIO GABELLI PHOTO OMITTED]

THE
GABELLI
GLOBAL
CONVERTIBLE
SECURITIES
FUND


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB441Q402SR

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002